Financial Instruments (Tables)	6 Months Ended
Jun. 30, 2014
FINANCIAL INSTRUMENTS [Abstract]
Schedule of Derivative Instruments in Statement of Financial Position, Fair Value [Table Text Block]
The carrying values and estimated fair values of our financial instruments at June 30, 2014 and December 31, 2013 are as follows:

		June 30, 2014		December 31, 2013
(in thousands of $)	Fair value Hierarchy	Carrying Value	Fair value	Carrying Value	Fair Value
Non-Derivatives:

Cash and cash equivalents	Level 1	484,683	484,683	125,347	125,347
Restricted cash	Level 1	3,111	3,111	26,543	26,543
Investment in available-for-sale securities	Level 1	325,684	325,684	267,352	267,352
Cost method investment	Level 3	204,172	330,065	204,172	218,647
Short-term debt due from a related party	Level 2	20,000	20,000	—	—
Long-term debt - convertible bonds (1)	Level 2	235,490	319,678	233,020	254,063
Long-term debt - floating (1)	Level 2	546,559	546,559	434,008	434,008
Long-term debt - due to related party (1)	Level 2	—	—	50,000	50,000

Derivatives:
Interest rate swaps asset (2) (3)	Level 2	16,979	16,979	46,827	46,827
Interest rate swaps liability (2) (3)	Level 2	6,874	6,874	11,401	11,401
Foreign currency swaps liability (2)	Level 2	—	—	729	729

1.	Our debt obligations are recorded at amortized cost in the consolidated balance sheets.

2.	Derivative liabilities are captured within other current liabilities and derivative assets are captured within long-term assets on the balance sheet.

3.
The fair value/carrying value of interest rate swap agreements that qualify and are designated as cash flow hedges for accounting purposes as of June 30, 2014 and December 31, 2013 was a liability of $3.0 million (with a notional amount of $127.5 million) and $5.3 million (with a notional amount of $128.0 million), respectively as of June 30, 2014. The expected maturity of these interest rate agreements is from January 2015 to April 2015.

Schedule of Interest Rate Derivatives [Table Text Block]
As of June 30, 2014, we entered into the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR as summarized below. The summary also includes those that are designated as cash flow hedges:

Instrument (in thousands of $)	Notional value	Maturity Dates	Fixed Interest Rates
Interest rate swaps:
Receiving floating, pay fixed	1,512,500	2014 to 2021	1.14% to 4.59%

Offsetting Assets [Table Text Block]
However, if we were to offset and record the asset and liability balances of derivatives on a net basis, the amounts presented in our consolidated balance sheets as of June 30, 2014 and December 31, 2013 would be adjusted as detailed in the following table:

	June 30, 2014			December 31, 2013
(in thousands of $)	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount
Total asset derivatives	16,979	(2,197)	14,782	46,827	(4,327)	42,500
Total liability derivatives	6,874	(2,197)	4,677	12,130	(4,327)	7,803